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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 13, 1997



                               W. R. GRACE & CO.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                    1-12139               65-0654331
----------------------------    ------------------    ---------------------
(State or other jurisdiction     (Commission File        (IRS Employer
     of incorporation)               Number)           Identification No.)



             One Town Center Road, Boca Raton, Florida 33486-1010
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 561/362-2000


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Item 5.  Other Events.


                  On October 13, 1997, W. R. Grace & Co. ("Company") announced that Albert J. Costello, its Chairman, President and Chief Executive Officer, had suffered a heart attack on Saturday, October 11. The announcement also stated that Mr. Costello, who is 62 years old, is expected to fully recover following by-pass surgery and that Larry Ellberger, Grace's Senior Vice President and Chief Financial Officer, will act as Chief Executive Officer pending Mr. Costello's recovery.

                  The Company's October 13, 1997 press release is filed as an exhibit hereto and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Company's October 13, 1997 press release is filed as an exhibit hereto.



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                          W. R. GRACE & CO.
                                        ---------------------
                                            (Registrant)




                                    By  /s/ Robert B. Lamm
                                        ----------------------------
                                        Robert B. Lamm
                                        Vice President and Secretary

Dated: October 17, 1997



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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index





Exhibit No.                  Description
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99.1                         Press Release dated October 13, 1997